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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2007


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

              000-24743                                  31-1455913
      (Commission File Number)                         (IRS Employer
                                                     Identification No.)

                       5500 Wayzata Boulevard, Suite 1600
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                          (952) 593-9943 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     On December 6, 2007, pursuant to a recommendation by the Compensation Committee, the Board of Directors of Buffalo Wild Wings, Inc. adopted the 2008 program under the previously adopted Cash Incentive Plan (the "2008 Executive Cash Incentive Program") for the executive officers of Buffalo Wild Wings, including the Chief Executive Officer, Chief Financial Officer, and all other named executive officers for whom compensation disclosure was set forth in the 2007 proxy statement. The description of the 2008 Executive Cash Incentive Program is set forth on Exhibit 10.1 and is incorporated in this Report as if fully set forth herein.

     In addition, on December 6, 2007, pursuant to a recommendation by the Compensation Committee, the Board of Directors of Buffalo Wild Wings, Inc. approved 2008 base salaries for the executive officers of Buffalo Wild Wings, including the Chief Executive Officer, Chief Financial Officer and the other current executive officers for whom compensation disclosure was set forth in the 2007 proxy statement. The 2008 base salaries for such executive officers are as follows:

     Executive Officer and Title                     2008 Base Annual Salary
     ---------------------------                     -----------------------

     Sally J. Smith                                         $535,000
     Chief Executive Officer and President

     Mary J. Twinem                                         $335,000
       Executive Vice President, Chief
       Financial Officer and Treasurer

     James M. Schmidt                                       $270,000
       Executive Vice President,
       General Counsel and Secretary

     Judith A. Shoulak                                      $270,000
       Senior Vice President, Operations


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2007

                                     BUFFALO WILD WINGS, INC.


                                     By:        /s/ James M. Schmidt
                                        ----------------------------------------
                                        James M. Schmidt, Executive Vice
                                        President, General Counsel and Secretary


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
December 6, 2007                                                       000-24743

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                            BUFFALO WILD WINGS, INC.

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EXHIBIT NO.        ITEM

10.1               2008 Executive Cash Incentive Program


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